UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               (Date of earliest event reported): October 12, 2005

                       FIRST VIRTUAL COMMUNICATIONS, INC.

             (Exact name of Registrant as specified in its charter)


         Delaware                 000-23305                   77-0357037
     ---------------           ---------------             ---------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                       Identification No.)
      incorporation
     or organization)

                       303 Twin Dolphin Drive, Sixth Floor
                       -----------------------------------
                          Redwood City, California 94065
               (Address of principal executive offices) (Zip code)


                                 (650) 632-4581
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written Communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Table of Contents


                                TABLE OF CONTENTS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                     3
SIGNATURES                                                                  4




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Table of Contents
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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)  Previous independent registered public accountants



     (i) On October 12, 2005, First Virtual Communications, Inc. (the "Company") and the Unsecured Creditors' Committee approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm effective October 12, 2005. PwC was informed of its dismissal by the Company on Dec. 5, 2005.

     (ii) During the period from Jan. 1, 2002 through October 12, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years, which reports were discussed in the Item 4.02 Form 8-K described below. During the period from Jan. 1, 2002 through October 12, 2005 there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). It should be noted that on November 19, 2004, the Company filed a Form 8-K with the United States Securities and Exchange Commission ("SEC") and stated under
           Item 4.02 that the Company's audit committee identified certain sales transactions that were not appropriately accounted for, including primarily transactions with one U.S. customer where revenue was recognized prematurely for certain sales transactions. The audit committee determined on November 15, 2004 that, as a result of the errors involving this one U.S. customer, it would be necessary to restate the Company's financial results for the years ended December 31, 2001, 2002 and 2003. In connection with the restatement of the financial results for each of these years, the interim financial results for the quarters ended March 31, June 30, September 30 and December 31 of each of these years would also be restated. Accordingly, the Company disclosed that reliance should no longer be placed on the financial statements for those interim and annual periods. To date, such restated financial statements have not been filed by the Company with the SEC. PricewaterhouseCoopers LLP has not reported on, or performed procedures in connection with, financial statements of the Company as of any date or for any period after December 31, 2003 and has not reported on or performed any procedures with respect to the financial statements discussed in the Item 4.02 Form 8-K described above.

     (iii) The Company requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 19, 2005, is filed as Exhibit 16.1 to this Form 8-K.

 (b) New independent registered public accountants
     (i) Effective as of October 12, 2005, the Company engaged Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as its new independent registered public accountants. The decision to engage Squar Milner was made and approved by the Chief Restructuring Officer and the Unsecured Creditors' Committee.
     (ii) During the two most recent fiscal years and through October 12, 2005, First Virtual Communications ("FVC") has not consulted with Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the FVC financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304
           (a)(1)(v) of Regulation S-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2005                       FIRST VIRTUAL COMMUNICATIONS, INC.

                                              By:   /s/ Gregory Sterling
                                                    ----------------------------
                                                    Gregory Sterling
                                                    Chief Restructuring Officer




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